Summary of Significant Accounting Policies	6 Months Ended
Jun. 30, 2011
Summary of Significant Accounting Policies

Fiscal Year End - The Company’s fiscal year end was changed from October 31 to December 31.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents - Cash and cash equivalents will include cash on deposit in overnight deposit accounts and investments in money market accounts.

Property and Equipment - Property and equipment are stated at historical cost less accumulated depreciation and amortization. Depreciation and amortization are computed on a straight-line basis over the estimated useful lives of the assets or, when applicable, the life of the lease, whichever is shorter. Vehicles and equipment are depreciated based on estimated useful lives. Depreciation has not been charged to operations as the property and equipment acquired on February 15, 2011 have not been put to use.

Intangible Assets - The Company’s intangible assets consist of the cost of formulations, manufacturing processes, labeling rights, trademarks and patents pending. To the extent capitalized, the Company’s intangible assets will be amortized over their estimated useful lives based on the period the assets are expected to contribute to the Company’s cash flows. The Company performs impairment tests whenever events or circumstances indicate that intangible assets might be impaired.

Valuation of Long-Lived Assets - The Company periodically evaluates the carrying amount of long-lived assets when events and circumstances warrant such a review.

Income Taxes - Deferred tax liabilities and assets are recognized for the expected future tax consequences of events that have been reflected in the Consolidated Financial Statements. Deferred tax liabilities and assets are determined based on the differences between the book and tax bases of particular assets and liabilities and operating losses carried forward, using tax rates in effect for the years in which the differences are expected to reverse. A valuation allowance is provided to offset deferred tax assets if, based upon the available evidence, including consideration of tax planning strategies, it is more-likely-than-not that some or all of the deferred tax assets will not be realized.

Revenue Recognition – The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collectability is reasonably assured. Ownership of, and title to our products pass to customers upon delivery of the products to customers. Certain of our distributors may also perform a separate function as a co-packer on our behalf. In such cases, ownership of and title to our products that are co-packed on our behalf by those co-packers who are also distributors, passes to such distributors when we are notified by them that they have taken transfer or possession of the relevant portion of our finished goods. Net sales have been determined after deduction of promotional and other allowances in accordance with ASC 605-50.

Financial Instruments - The fair values of financial instruments, which include cash, were estimated to approximate their carrying values due to the immediate or short-term maturity of these financial instruments. Our functional and reporting currency is the United States dollar and therefore there is no financial risk associated with foreign currencies.